UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-02240

                             Stratton Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

                             King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

Stratton Real Estate Fund, Inc.

150 South Warner Road, Suite 460

                             King of Prussia, PA 19406-2826

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0888

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2014

Stratton
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

Despite another year of positive double digit returns for the Russell 3000® Index, stock market leadership in 2014 looked notably different than in 2013. Swings in sector performance were most visible in Real Estate Investment Trusts (“REITs”) and Utilities as interest rates declined, a somewhat surprising phenomenon in the face of the strengthening economic expansion within the U.S. Conversely, several areas that had significantly outperformed in 2013, such as Consumer Discretionary and Producer Durables, lagged the overall market. For a bull market nearly six years in the making, the past year’s best performing sectors were not the ones typically associated with bullishness, as undertones of risk aversion became increasingly evident.

Since its formation in 1960, the Organization of Petroleum Exporting Countries (OPEC) has operated with the primary goal of providing “fair and stable prices for petroleum producers.” Following the approximately 50% drop in the price of oil from June 2014 through December 2014, it is safe to say that the cartel has not been successful in achieving that objective. The combination of OPEC maintaining production levels (led by the Saudis), increased oil supply (primarily from North American shale and Libya), subpar demand growth, and a stronger U.S. dollar have all contributed to the precipitous price decline.

As gas prices plummet, the clear beneficiaries of the energy sector’s pain are consumers and businesses globally. In the U.S., it is entirely possible that we could see prices at the pump below $2 this year, representing the largest gas price decline ever during an expansion; the other examples of this are the mid/late 1980s and mid/late 1990s. Nowhere is cheap energy more welcomed than in middle and lower income households. To this group, any price decline represents an immediate and commensurate increase in discretionary cash availability and, given it is likely to be spent, provides strong support for overall consumer spending. We believe that over the next several months, as lower fuel costs are accepted to be more “permanent” in nature, and are incorporated into household budgets, consumer-oriented economic data should continue to strengthen. Furthermore, with the U.S. jobs picture continuing to improve, particularly among small businesses, “Main Street” is broadly positioned for a solid 2015.

For the year ahead we see the continuation of several global, macro dynamics that have emerged over the past six months, namely, continued strength of the U.S. economy and the U.S. dollar coupled with ongoing international sluggishness. The global energy sector, currently in a state of flux, will likely spend much of 2015 in rebalancing mode following the recent breathtaking plunge in the price of oil. While the speed and severity of the decline has unsettled financial markets, we believe that cheap energy will ultimately provide a major shot of adrenaline for growth during the upcoming year, benefitting both consumers and businesses. Overall, this is a positive development for the U.S., which is still a net importer of oil despite its recently expanded energy production profile. While the domestic expansion continues to become self-sustaining, monetary policy will increasingly be in focus as the Federal Reserve looks to raise interest rates, possibly within the next six months. Years after cutting short term rates to zero in late 2008, the financial impact of this policy change is a significant wild card for 2015.

Sincerely yours,

Gerald M. Van Horn, CFA

Chairman

December 31, 2014

Distributed by Foreside Funds Distributors LLC, Berwyn, PA 19312.

Date of first use, February 2015. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA, President

In 2014, mid cap stocks posted their third straight year of positive returns, making it their fifth positive year of the past six. Market leadership in 2014, however, stood in stark contrast to 2013. Undertones of risk aversion increased throughout the year, driven by signs of slowing international growth. Even in the U.S., investor cautiousness weighed on bond yields despite an accelerating domestic economic expansion. As interest rates declined, several laggard sectors from 2013, most notably Utilities and REITs, significantly outperformed the broader market. Furthermore, oil’s massive price decline in the fourth quarter served to exacerbate market nervousness, forcing many investors to seek safe havens. Overall, many of the tailwinds that benefitted certain areas of the market in 2013 became headwinds in 2014.

The Stratton Mid Cap Value Fund posted a 2014 total return, net of fees, of +7.54%. Comparatively, the Russell Midcap® Value Index delivered a total return of +14.75%. The commonly-followed S&P 500® Index returned +13.69%. Since its strategy change on May 1, 2013 to focus exclusively on the mid cap segment of the U.S. equity market, the Stratton Mid Cap Value Fund has posted an annualized return of +18.14%, versus +18.39% for the Russell Midcap® Value Index.

The Fund’s positive absolute performance during the year was led by outperformance from its holdings in the Technology and Consumer Staples sectors. Within these sectors, standout performers included Skyworks Solutions and Casey’s General Stores. Fund holdings within the Energy and Producer Durables sectors lagged as the price of oil fell during the second half of the year. Holdings within these sectors include Kodiak Oil & Gas (eliminated in early December), Chicago Bridge & Iron (eliminated in late October), and MasTec. In an effort to manage risk, we began reducing the Fund’s overexposure to these groups midway through the year as the macro environment deteriorated.

In regard to the Fund’s relative performance during 2014, compared to the Russell Midcap® Value Index, the effects from both stock selection and sector allocation were negative on a net basis. Negative stock selection within the Producer Durables sector was driven largely by the underperformance of a handful of energy-exposed holdings, led by the previously mentioned Chicago Bridge & Iron and MasTec. Negative sector allocation was driven largely by the Fund’s underweight positions in both the Utilities and REIT sectors, as falling interest rates propelled these groups to significant outperformance. We maintain our underweight positions in these areas as we believe that better opportunities lie elsewhere within the mid cap equity space, in terms of both value and potential growth.

Positively, relative performance was aided during the year by the Fund’s overweight position in Health Care, which was the best performing sector in the benchmark. Moreover, the Fund benefitted from positive stock selection within the Energy sector, as its portfolio holdings outperformed benchmark peers. Finally, positive stock selection within the Technology sector was driven by outperformance from Fund holding Skyworks Solutions, which benefitted from ongoing fundamental strength and consolidation in the RF semiconductor industry.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA, President

We maintain our relatively optimistic outlook for the domestic economy and the U.S. equity market for the year ahead. It is our expectation that 2015 will likely bring heightened volatility, driven by increasing economic and policy divergence between the U.S. and the rest of the world. We expect domestic macroeconomic data to continue its positive trend and the U.S. economy to exhibit stability, especially versus the rest of the world. Serving to offset the drag of broad international economic weakness, we expect that lower commodity prices will eventually provide a major boost to global growth, benefitting both consumers and businesses. Within the portfolio we continue to focus on and prefer companies that are beneficiaries of domestic economic strength, particularly those with consumer-oriented exposures.

Portfolio holdings are as of 12/31/14. They are subject to change and risk at any time. The Fund invests primarily in stocks of mid cap companies which may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

Market headlines changed dramatically in 2014, with many of those changes providing tailwinds to the real estate sector. Falling global interest rates and broad stock market volatility drove investors to search for relatively defensive, yield-oriented investments, including individual properties and REITs. Meanwhile, the ongoing strengthening of the U.S. economy provided property owners with sufficient demand to raise rents and increase occupancy rates. With this backdrop, the Stratton Real Estate Fund produced a net total return of +30.69% in 2014, which compares to the +28.03% return of the FTSE NAREIT All Equity REITs Index.

Within the FTSE NAREIT All Equity REITs Index, Residential was the top performing property subsector of 2014. Shares of apartment owners appreciated throughout the year as investors grew more skeptical of a near-term recovery in home buying. Lodging also posted strong returns, with an improving economic environment and millennials’ penchant for travel providing support for hotel rates. Health Care, a subsector where returns tend to be inversely correlated with interest rates, was another top 2014 performer. Timber was the worst performing subsector of 2014, lagging for many of the same reasons that boosted Residential.

The Fund’s outperformance relative to its index, the FTSE NAREIT All Equity REITs Index, was driven by stock selection within Retail, Lodging, Industrial/Office, and Self Storage subsectors. Retail stock selection was by far the largest contributor to outperformance, with the Fund’s overweight allocation to mall owners Glimcher, Macerich, and General Growth, leading the way. A year-long underweight allocation to Health Care, partially offset by positive stock selection, drove the only relative underperformance at the subsector level.

The main changes to the Fund’s property subsector exposure in 2014 were increases in Infrastructure, Lodging, and Health Care holdings and decreases to Industrial/Office and Retail. New purchases included Crown Castle, Weyerhaeuser, Starwood Hotels, Healthcare Trust of America, Vornado Realty, Trade Street Residential, and Campus Crest Communities. Notable sales included the Fund’s eliminations of Brandywine Realty, DuPont Fabros, Education Realty Trust, Equity One, Kimco, Post Properties, Rayonier, and Sunstone Hotels.

As we think about the year ahead, we note that market sentiment with regard to U.S. Treasury rates has turned nearly 180 degrees from this time last year. Entering 2014, it was hard to find any investor with the viewpoint that Treasury yields would decline. By the end of the year, after an 85 basis point fall, the call of “lower for longer” rates has now become consensus. Managing a fund dedicated to real estate, we are certainly cognizant of the short-term linkage between interest rates and REIT share prices, but we continue to maintain a stock selection method that is long-term focused and agnostic with respect to the direction of rates. We believe that, over a multi-year period, REITs with the ability to grow net operating income organically will outperform those that must “buy earnings” using low cost capital. Moreover, we believe that attempting to “time” future interest rate movements through stock selection is a losing proposition.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

With respect to the overall sector, we believe that REITs are currently of higher quality (in terms of physical properties, balance sheets, and management teams) than at any time in the industry’s public history. Should the environment of “low and slow” interest and economic growth rates continue to prevail, we think 2015 could prove to be another constructive year for the REIT market. We look for ongoing investor interest, particularly from international investors, and potentially greater levels of M&A (both in terms of public-to-public and a re-emergence of public-to-private deals). Should the consensus be wrong and interest rates rise dramatically, 2015 REIT returns are likely to be challenged.

Portfolio holdings are as of 12/31/14. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Though 2014 was another solid year for domestic equities, it was a bumpy ride for small caps with a negative return for the year averted only by a sharp rally in the last two weeks of December. The year was marked by alternating periods of optimism, mostly focused on domestic economic data, and pessimism, spurred by continued geopolitical tensions and economic weakness outside the U.S. The trademark of 2014, however, will likely be the significant collapse in the crude oil market which began in earnest in October and accelerated through the balance of the year. Domestic equities, in sympathy with the price of crude oil, declined during September and October before they decoupled and rebounded through year end. As the shock of the unforeseen collapse wore off, investors quickly shifted their focus to the positive effects of lower energy and gasoline prices for the domestic economy, spurring a sharp bounce-back for domestic equities. The Stratton Small Cap Value Fund posted a return of +3.09% for the calendar year compared to the Russell 2000® Value Index return of +4.22%.

The greatest contributors to the Fund’s absolute performance during 2014 included semiconductor manufacturer RF Micro Devices, equipment rental company United Rentals, convenience store operator Casey’s General Stores, pharmaceutical services firm PAREXEL International, and office REIT SL Green Realty. Portfolio holdings that created a drag on absolute performance included engineering and construction firms Chicago Bridge & Iron and MasTec, as well as exploration and production companies Bonanza Creek Energy and Callon Petroleum.

The Fund trailed its benchmark, the Russell 2000® Value Index, by 113 basis points in 2014 due mainly to underperformance during the market’s correction in the first two weeks of October. The greatest contributors to relative performance during the year were positive stock selection within the Technology, Energy, and Consumer Staples sectors. Outperformance was widespread among the Fund’s technology holdings including semiconductor manufacturers RF Micro Devices and ON Semiconductor, as well as software and services provider NetScout Systems. A majority of the Fund’s Energy sector holdings, including Carrizo Oil & Gas, Superior Energy Services, and Cabot Oil and Gas, outperformed their peer group during what turned out to be a very rough year for the Energy sector. Positive stock selection within the Consumer Staples sector was driven largely by solid performance by convenience store operator Casey’s General Stores.

Negative stock selection within the Producer Durables and Consumer Discretionary sectors created a drag on relative performance during the year. Within Producer Durables, the Fund’s energy-exposed holdings, including previously mentioned Chicago Bridge & Iron and MasTec, underperformed their peers following a sharp fourth quarter sell-off. Within the Consumer Discretionary sector, the Fund’s retail holdings, Cabela’s and ANN, underperformed their peers during the group’s sharp fourth quarter rally. Relative performance was also hurt by the Fund’s underexposure to the Financial Services sector as well as its overexposure to the Producer Durables sector.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

We remain encouraged by domestic economic and equity market trends heading into 2015. The dramatic decline in crude oil and gasoline prices should serve as a stimulus for the domestic consumer while weak commodity prices and fairly stagnant wage growth should continue to temper domestic inflation expectations. The potential for global economic contagion appears to be the main risk to domestic equity markets in the near term as continued weakness in emerging markets, Europe, and crude-reliant economies has increased volatility in global financial markets. Given this uncertain international macro environment, we continue to prefer equities with outsized domestic revenue exposure.

Portfolio holdings are as of 12/31/14. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS December 31, 2014

Stratton Mid Cap Value Fund

	December 31, 2014	June 30, 2014
Net Assets	$74,637,150	$107,599,244
Net Asset Value Per Share	$55.50	$55.48
Shares Outstanding	1,344,758	1,939,317

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
American Airlines Group, Inc. (1.8%) Arrow Electronics, Inc. (1.6%) Magna International, Inc. (2.4%) The Greenbrier Companies, Inc. (1.6%) Weyerhaeuser Co. (1.7%)

Actuant Corp. Class A

ANN, Inc.

Beacon Roofing Supply, Inc.

Chicago Bridge & Iron Co. N.V.

Continental Resources, Inc.

Ensco Plc Class A

Hertz Global Holdings, Inc.

Kodiak Oil & Gas Corp.

Moog, Inc. Class A

Trinity Industries, Inc.

Sector Categories (% of Net Assets)
Financial Services	30.8%	Consumer Discretionary	11.8%	Energy	4.6%
Health Care	14.8%	Technology	9.6%	Materials & Processing	3.9%
Producer Durables	12.6%	Consumer Staples	5.0%	Utilities	3.3%

Ten Largest Holdings*
	Market Value	% of NA
Skyworks Solutions, Inc.	$2,653,915	3.6%
Mohawk Industries, Inc.	2,516,832	3.4%
Southwest Gas Corp.	2,466,219	3.3%
RLJ Lodging Trust	2,179,450	2.9%
Mylan, Inc.	2,006,772	2.7%
Casey’s General Stores, Inc.	2,005,104	2.7%
Macy’s, Inc.	1,919,900	2.6%
ICON Plc	1,876,432	2.5%
CF Industries Holdings, Inc.	1,798,764	2.4%
United Rentals, Inc.	1,795,376	2.4%
	$21,218,764	28.5%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2014

Stratton Real Estate Fund

	December 31, 2014	June 30, 2014
Net Assets	$93,984,183	$85,603,434
Net Asset Value Per Share	$36.44	$34.35
Shares Outstanding	2,579,434	2,491,929

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Campus Crest Communities, Inc. (0.8%) Crown Castle International Corp. (2.5%) Healthcare Trust of America, Inc. Class A (1.5%) Starwood Hotels & Resorts Worldwide, Inc. (1.6%) Weyerhaeuser Co. (2.0%)	Brandywine Realty Trust Education Realty Trust, Inc. Post Properties, Inc. Rayonier Advanced Materials, Inc. Rayonier, Inc. Sunstone Hotel Investors, Inc.

Sector Categories (% of Net Assets)
Regional Malls	19.0%	Storage	4.6%
Lodging	14.3%	Industrial	4.5%
Apartments	13.2%	Net Lease	4.3%
Office	10.3%	Diversified	3.4%
Health Care	10.0%	Infrastructure	2.5%
Shopping Centers	7.7%	Timber	2.0%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$6,693,817	7.1%
The Macerich Co.	3,753,450	4.0%
General Growth Properties, Inc.	3,234,950	3.4%
SL Green Realty Corp.	3,094,520	3.3%
Acadia Realty Trust	2,802,625	3.0%
UDR, Inc.	2,773,800	3.0%
Essex Property Trust, Inc.	2,685,800	2.9%
Alexandria Real Estate Equities, Inc.	2,662,200	2.8%
Glimcher Realty Trust	2,541,900	2.7%
EastGroup Properties, Inc.	2,532,800	2.7%
	$32,775,862	34.9%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2014

Stratton Small Cap Value Fund

	December 31, 2014	June 30, 2014
Net Assets	$1,413,693,570	$1,393,866,318
Net Asset Value Per Share	$74.05	$78.31
Shares Outstanding	19,090,123	17,799,996

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

American Campus Communities, Inc. (1.3%)

Bloomin’ Brands, Inc. (1.3%)

Cooper Tire & Rubber Co. (1.3%)

Iconix Brand Group, Inc. (1.2%)

JetBlue Airways Corp. (1.5%)

Starz Class A (1.2%)

Take-Two Interactive Software, Inc. (1.3%)

Beacon Roofing Supply, Inc. Bonanza Creek Energy, Inc. Chicago Bridge & Iron Co. N.V. Kodiak Oil & Gas Corp. Superior Energy Services, Inc. UNS Energy Corp.

Sector Categories (% of Net Assets)

Financial Services	31.3%	Consumer Discretionary	11.7%	Health Care	5.1%
Producer Durables	16.3%	Materials & Processing	8.6%	Consumer Staples	3.6%
Technology	12.3%	Utilities	5.2%	Energy	1.7%

Ten Largest Holdings*
	Market Value	% of NA
United Rentals, Inc.	$38,166,123	2.7%
West Pharmaceutical Services, Inc.	37,273,324	2.6%
Belden, Inc.	36,615,126	2.6%
Jarden Corp.	35,550,900	2.5%
PAREXEL International Corp.	34,605,546	2.4%
PolyOne Corp.	33,019,610	2.3%
Casey’s General Stores, Inc.	31,133,304	2.2%
RF Micro Devices, Inc.	29,812,230	2.1%
Moog, Inc. Class A	29,724,896	2.1%
Signature Bank	29,600,600	2.1%
	$335,501,659	23.6%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Mid Cap Value Fund

Stratton Mid Cap Value Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Stratton Management Company believes that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 45 and 55 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Mid Cap Value Fund is made by Shawn M. Gallagher, CFA, President of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MID CAP VALUE FUND, THE RUSSELL MIDCAP® VALUE INDEX1,

THE RUSSELL MIDCAP® INDEX2 AND THE RUSSELL 3000® VALUE INDEX3

TEN YEAR PERFORMANCE (12/31/04 - 12/31/14)4

[1]

The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an index.

[3]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2014) of the investable U.S. equity market. It is not possible to invest directly in an index.

[4]

Effective May 1, 2013, the benchmark of the Fund was changed from the Russell 3000® Value Index to the Russell Midcap® Value Index. The Fund’s broad-based securities market index was changed to provide a more accurate comparison of the Fund’s performance against the returns of an index comprised of securities with similar characteristics to those of the Fund. It is not possible to invest directly in an index.

[5]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Real Estate Fund

Stratton Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets (measured at the time of purchase) in common stocks and other equity securities of REITs, real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate.

Stratton Management Company employs an investment process that uses a combination of quantitative and qualitative measures, including underlying real estate values, earnings multiples, geographic and tenant concentrations, balance sheet metrics, company strategies, and management track record. This process is applied to REITs and other real estate companies with the goal of identifying the most attractive securities on a relative valuation basis within each sector. Prior to investing, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest, and expand valuation. The portfolio contains an average of 40 to 50 holdings. The final selection of stocks for the portfolio of the Real Estate Fund is made by Andrew T. DiZio, CFA, President of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE FTSE NAREIT ALL EQUITY REITs INDEX1 AND THE S&P 500® INDEX2

TEN YEAR PERFORMANCE (12/31/04 - 12/31/14)

[1]

The FTSE NAREIT All Equity REITs Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 50% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2014, the FTSE NAREIT All Equity REITs Index was comprised of 177 REITs. It is not possible to invest directly in an index.

[2]

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small Cap Value Fund

The investment objective of Stratton Small Cap Value Fund is to seek long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. The Fund invests in those small cap stocks which the management of the Fund believes are underpriced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Small Cap Value Fund is made by Gerald M. Van Horn, CFA, President of the Fund.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings visibility. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (12/31/04 - 12/31/14)

[1]

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2014) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

SCHEDULE OF INVESTMENTS December 31, 2014

Stratton Mid Cap Value Fund

	Number of	Market Value
	Shares	(Note 1)

COMMON STOCKS – 96.4%
Consumer Discretionary – 11.8%
Cabela’s, Inc.†	22,000	$1,159,620
Macy’s, Inc.	29,200	1,919,900
Magna International, Inc.	16,420	1,784,690
Mohawk Industries, Inc.†	16,200	2,516,832
VF Corp.	18,800	1,408,120

		8,789,162

Consumer Staples – 5.0%
Casey’s General Stores, Inc.	22,200	2,005,104
Energizer Holdings, Inc.	13,200	1,696,992

		3,702,096

Energy – 4.6%
Cabot Oil & Gas Corp.	39,300	1,163,673
Phillips 66	21,400	1,534,380
Superior Energy Services, Inc.	37,800	761,670

		3,459,723

Financial Services – 30.8%
Affiliated Managers Group, Inc.†	6,400	1,358,336
American Financial Group, Inc.	24,400	1,481,568
Ameriprise Financial, Inc.	10,500	1,388,625
DDR Corp. REIT	80,600	1,479,816
East West Bancorp, Inc.	43,600	1,687,756
EastGroup Properties, Inc. REIT	15,700	994,124
First Republic Bank/CA	19,800	1,031,976
Fiserv, Inc.†	19,600	1,391,012
Highwoods Properties, Inc. REIT	37,600	1,664,928
KeyCorp.	115,000	1,598,500
The Macerich Co. REIT	21,300	1,776,633
Medical Properties Trust, Inc. REIT	66,300	913,614
RLJ Lodging Trust REIT	65,000	2,179,450
SVB Financial Group†	12,800	1,485,696
Torchmark Corp.	24,000	1,300,080
Weyerhaeuser Co. REIT	34,500	1,238,205

		22,970,319

Health Care – 14.8%
Actavis Plc†	6,500	1,673,165
Becton, Dickinson & Co.	10,900	1,516,844
ICON Plc†	36,800	1,876,432
Mylan, Inc.†	35,600	2,006,772
PerkinElmer, Inc.	26,500	1,158,845
Thermo Fisher Scientific, Inc.	10,800	1,353,132
Zimmer Holdings, Inc.	12,900	1,463,118

		11,048,308

	Number of	Market Value
	Shares	(Note 1)
Materials & Processing – 3.9%
CF Industries Holdings, Inc.	6,600	$1,798,764
Westlake Chemical Corp.	18,400	1,124,056

		2,922,820

Producer Durables – 12.6%
American Airlines Group, Inc.	25,500	1,367,565
Avery Dennison Corp.	28,600	1,483,768
Generac Holdings, Inc.†	24,100	1,126,916
The Greenbrier Companies, Inc.	22,400	1,203,552
MasTec, Inc.†	46,600	1,053,626
United Rentals, Inc.†	17,600	1,795,376
WESCO International, Inc.†	17,900	1,364,159

		9,394,962

Technology – 9.6%
Activision Blizzard, Inc.	88,200	1,777,230
Arrow Electronics, Inc.†	20,400	1,180,956
PTC, Inc.†	43,600	1,597,940
Skyworks Solutions, Inc.	36,500	2,653,915

		7,210,041

Utilities – 3.3%
Southwest Gas Corp.	39,900	2,466,219

Total Common Stocks (Cost $56,131,784)		71,963,650

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2014  (continued)

Stratton Mid Cap Value Fund

	Principal	Market Value
	Amount	(Note 1)

SHORT-TERM INVESTMENTS – 3.9%
BNY Mellon Cash Reserve 0.01%, due 01/02/15	$2,893,864	$2,893,864

Total Short-Term Investments (Cost $2,893,864)		2,893,864

Total Investments — 100.3% (Cost $59,025,648*)		74,857,514
Liabilities in Excess of Other Assets — (0.3%)		(220,364)

NET ASSETS — 100.0%		$74,637,150

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $59,029,680 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,614,200
Gross unrealized depreciation	(786,366)

Net unrealized appreciation	$15,827,834

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2014

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)

COMMON STOCKS – 95.8%
Apartments – 13.2%
American Campus Communities, Inc.	30,000	$1,240,800
Camden Property Trust	20,000	1,476,800
Campus Crest Communities, Inc.	105,000	767,550
Equity Residential	35,000	2,514,400
Essex Property Trust, Inc.	13,000	2,685,800
Trade Street Residential, Inc.	125,000	961,250
UDR, Inc.	90,000	2,773,800

		12,420,400

Diversified – 3.4%
Digital Realty Trust, Inc.	30,000	1,989,000
Vornado Realty Trust	10,000	1,177,100

		3,166,100

Health Care – 10.0%
Health Care REIT, Inc.	26,000	1,967,420
Healthcare Trust of America, Inc.
Class A	52,500	1,414,350
Medical Properties Trust, Inc.	160,000	2,204,800
Omega Healthcare Investors, Inc.	50,000	1,953,500
Ventas, Inc.	26,000	1,864,200

		9,404,270

Industrial – 4.5%
EastGroup Properties, Inc.	40,000	2,532,800
First Industrial Realty Trust, Inc.	80,000	1,644,800

		4,177,600

Infrastructure – 2.5%
Crown Castle International Corp.	30,000	2,361,000

Lodging – 14.3%
Chesapeake Lodging Trust	65,000	2,418,650
Hersha Hospitality Trust	225,000	1,581,750
LaSalle Hotel Properties	45,000	1,821,150
Marriott International, Inc. Class A	28,000	2,184,840
RLJ Lodging Trust	60,000	2,011,800
Ryman Hospitality Properties, Inc.	37,000	1,951,380
Starwood Hotels & Resorts Worldwide, Inc.	18,000	1,459,260

		13,428,830

	Number of Shares	Market Value (Note 1)

Net Lease – 4.3%
National Retail Properties, Inc.	50,000	$1,968,500
WP Carey, Inc.	30,000	2,103,000

		4,071,500

Office – 10.3%
Alexandria Real Estate Equities, Inc.	30,000	2,662,200
Highwoods Properties, Inc.	50,000	2,214,000
Hudson Pacific Properties, Inc.	55,000	1,653,300
SL Green Realty Corp.	26,000	3,094,520

		9,624,020

Regional Malls – 19.0%
General Growth Properties, Inc.	115,000	3,234,950
Glimcher Realty Trust	185,000	2,541,900
The Macerich Co.	45,000	3,753,450
Simon Property Group, Inc.	36,757	6,693,817
Tanger Factory Outlet Centers, Inc.	45,000	1,663,200

		17,887,317

Shopping Centers – 7.7%
Acadia Realty Trust	87,500	2,802,625
DDR Corp.	126,264	2,318,207
Federal Realty Investment Trust	16,000	2,135,360

		7,256,192

Storage – 4.6%
CubeSmart	90,000	1,986,300
Sovran Self Storage, Inc.	27,000	2,354,940

		4,341,240

Timber – 2.0%
Weyerhaeuser Co.	53,000	1,902,170

Total Common Stocks (Cost $58,549,520)		90,040,639

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2014  (continued)

Stratton Real Estate Fund

	Principal Amount	Market Value (Note 1)

SHORT-TERM INVESTMENTS – 3.7%
BNY Mellon Cash Reserve 0.01%, due 01/02/15	$3,496,532	$3,496,532

Total Short-Term Investments (Cost $3,496,532)		3,496,532

Total Investments — 99.5% (Cost $62,046,052*)		93,537,171
Other Assets Less Liabilities — 0.5%		447,012

NET ASSETS — 100.0%		$93,984,183

*	Aggregate cost for federal income tax purposes is $62,161,457 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$32,378,539
Gross unrealized depreciation	(1,002,825)

Net unrealized appreciation	$31,375,714

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2014

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)

COMMON STOCKS – 95.8%
Consumer Discretionary – 11.7%
ANN, Inc.†	437,348	$15,954,455
Bloomin’ Brands, Inc.†	715,000	17,703,400
Brinker International, Inc.	446,700	26,216,823
Cabela’s, Inc.†	333,189	17,562,392
Cooper Tire & Rubber Co.	510,000	17,671,500
Iconix Brand Group, Inc.†	500,000	16,895,000
Jarden Corp.†	742,500	35,550,900
Starz Class A†	575,000	17,077,500

		164,631,970

Consumer Staples – 3.6%
Casey’s General Stores, Inc.	344,700	31,133,304
Dean Foods Co.	1,038,750	20,130,975

		51,264,279

Energy – 1.7%
Cabot Oil & Gas Corp.	434,600	12,868,506
Carrizo Oil & Gas, Inc.†	276,850	11,516,960

		24,385,466

Financial Services – 31.3%
Affiliated Managers Group, Inc.†	125,500	26,636,120
American Campus Communities, Inc. REIT	450,000	18,612,000
Cardtronics, Inc.†	479,975	18,517,435
Community Bank System, Inc.	504,750	19,246,118
First Midwest Bancorp, Inc.	945,250	16,173,227
Glacier Bancorp, Inc.	663,300	18,419,841
Glimcher Realty Trust REIT	1,600,000	21,984,000
Highwoods Properties, Inc. REIT	440,964	19,525,886
Home Properties, Inc. REIT	250,350	16,422,960
IBERIABANK Corp.	286,750	18,595,737
MB Financial, Inc.	568,250	18,672,695
Medical Properties Trust, Inc. REIT	1,376,150	18,963,347
Northwest Bancshares, Inc.	1,108,221	13,886,009
Ryman Hospitality Properties, Inc. REIT	409,500	21,597,030
Selective Insurance Group, Inc.	597,250	16,227,283
Signature Bank†	235,000	29,600,600
SL Green Realty Corp. REIT	188,000	22,375,760
SVB Financial Group†	239,000	27,740,730
Umpqua Holdings Corp.	1,040,591	17,700,453
United Bankshares, Inc.	551,750	20,663,038
Webster Financial Corp.	662,900	21,564,137
Wintrust Financial Corp.	410,500	19,194,980

		442,319,386

	Number of Shares	Market Value (Note 1)

Health Care – 5.1%
PAREXEL International Corp.†	622,850	$34,605,546
West Pharmaceutical Services, Inc.	700,100	37,273,324

		71,878,870

Materials & Processing – 8.6%
Belden, Inc.	464,600	36,615,126
Compass Minerals International, Inc.	137,200	11,913,076
PolyOne Corp.	871,000	33,019,610
Silgan Holdings, Inc.	471,600	25,277,760
Worthington Industries, Inc.	500,000	15,045,000

		121,870,572

Producer Durables – 16.3%
Actuant Corp. Class A	514,650	14,019,066
Crane Co.	341,500	20,046,050
EnerSys	465,150	28,709,058
Generac Holdings, Inc.†	489,200	22,874,992
JetBlue Airways Corp.†	1,300,000	20,618,000
MasTec, Inc.†	845,950	19,126,930
Moog, Inc. Class A†	401,525	29,724,896
Oshkosh Corp.	369,700	17,985,905
Trinity Industries, Inc.	685,000	19,186,850
United Rentals, Inc.†	374,141	38,166,123

		230,457,870

Technology – 12.3%
Anixter International, Inc.†	290,500	25,697,630
CACI International, Inc. Class A†	224,300	19,330,174
NetScout Systems, Inc.†	667,150	24,377,661
ON Semiconductor Corp.†	1,751,550	17,743,201
PTC, Inc.†	672,350	24,641,628
RF Micro Devices, Inc.†	1,797,000	29,812,230
Solera Holdings, Inc.	270,000	13,818,600
Take-Two Interactive Software, Inc.†	660,000	18,499,800

		173,920,924

Utilities – 5.2%
Avista Corp.	530,986	18,770,355
El Paso Electric Co.	448,931	17,984,176
Portland General Electric Co.	432,450	16,359,583
Southwest Gas Corp.	322,060	19,906,529

		73,020,643

Total Common Stocks (Cost $801,667,681)		1,353,749,980

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2014  (continued)

Stratton Small Cap Value Fund

	Principal Amount	Market Value (Note 1)

SHORT-TERM INVESTMENTS – 4.4%
BNY Mellon Cash Reserve 0.01%, due 01/02/15	$62,207,642	$62,207,642

Total Short-Term Investments (Cost $ 62,207,642)		62,207,642

Total Investments — 100.2% (Cost $ 863,875,323*)		1,415,957,622
Liabilities in Excess of Other Assets — (0.2%)		(2,264,052)

NET ASSETS — 100.0%		$1,413,693,570

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $863,875,323 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$563,866,977
Gross unrealized depreciation	(11,784,678)

Net unrealized appreciation	$552,082,299

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
ASSETS:
Investments in securities at value (cost $59,025,648, $62,046,052 and $863,875,323, respectively) (Note 1)	$74,857,514	$93,537,171	$1,415,957,622
Dividends receivable	68,713	447,416	1,675,621
Receivable for shares sold	480	151,662	2,352,249
Prepaid expenses	16,139	18,526	35,684

Total Assets	74,942,846	94,154,775	1,420,021,176

LIABILITIES:
Payable for shares redeemed	201,289	57,448	1,976,458
Payable for investment securities purchased	—	—	2,910,227
Accrued Advisory fees	49,308	49,599	1,068,297
Accrued Audit fees	28,500	34,100	43,400
Accrued Accounting/Administration services fees	9,468	9,464	63,909
Accrued Transfer Agent fees	7,950	10,801	133,462
Accrued Printing and Postage expenses	1,307	2,606	66,735
Accrued expenses and other liabilities	7,874	6,574	65,118

Total Liabilities	305,696	170,592	6,327,606

NET ASSETS:	$74,637,150	$93,984,183	$1,413,693,570

Shares outstanding[1]	1,344,758	2,579,434	19,090,123

Net asset value, offering and redemption price per share[2]	$55.50	$36.44	$74.05

SOURCE OF NET ASSETS:
Paid-in capital	$59,806,864	$60,203,547	$872,517,073
Undistributed net investment income	74	1,142,491	—
Accumulated net realized gain (loss) on investments	(1,001,654)	1,147,026	(10,905,802)
Net unrealized appreciation on investments	15,831,866	31,491,119	552,082,299

Net Assets	$74,637,150	$93,984,183	$1,413,693,570

[1]	Mid Cap Value Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
INCOME:
Dividends (net of foreign withholding tax of $4,121, $0 and $12,078, respectively)	$947,516	$2,358,429	$14,833,087
Interest	493	334	7,052

Total Income	948,009	2,358,763	14,840,139

EXPENSES:
Advisory fees (Note 2)	652,605	532,385	11,645,962
Accounting/Administration services fees	88,095	86,641	692,925
Audit fees	28,500	34,100	43,400
Custodian fees	17,655	14,073	138,202
Directors’ fees	8,072	7,758	116,670
Legal fees	4,146	4,044	61,810
Miscellaneous expenses	7,800	8,094	87,789
Printing and Postage expenses	5,958	6,772	190,858
Registration fees	29,582	26,669	54,689
Taxes other than income taxes	6,900	6,675	97,425
Transfer Agent fees	68,521	89,020	1,281,177

Total Expenses	917,834	816,231	14,410,907

Net Investment Income	30,175	1,542,532	429,232

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	10,312,526	1,263,459	17,393,182
Net increase (decrease) in unrealized appreciation/depreciation on investments	(4,899,028)	19,932,754	12,733,881

Net Realized and Unrealized Gain on Investments	5,413,498	21,196,213	30,127,063

Net Increase in Net Assets Resulting From Operations	$5,443,673	$22,738,745	$30,556,295

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Value Fund		Real Estate Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
OPERATIONS:
Net investment income (loss)	$30,175	$(14,275)	$1,542,532	$1,340,941
Net realized gain on investments	10,312,526	4,849,799	1,263,459	4,671,946
Net increase (decrease) in unrealized appreciation/depreciation on investments	(4,899,028)	14,356,455	19,932,754	(3,974,614)

Net Increase in Net Assets Resulting From Operations	5,443,673	19,191,979	22,738,745	2,038,273

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.02, $0.00, $0.62 and $0.15 per share, respectively)	(30,101)	—	(1,517,996)	(421,306)
From realized gains on investments ($0.00, $0.00, $1.89 and $0.67 per share, respectively)	—	—	(4,671,939)	(1,746,059)

Total Distributions	(30,101)	—	(6,189,935)	(2,167,365)

CAPITAL SHARE TRANSACTIONS[1]	1,257,308	(3,951,646)	(1,156,978)	(5,368,952)

REDEMPTION FEES	29,275	80	3,306	6,290

Total Increase (Decrease) in Net Assets	6,700,155	15,240,413	15,395,138	(5,491,754)
NET ASSETS:
Beginning of year	67,936,995	52,696,582	78,589,045	84,080,799

End of year (including undistributed net investment income of $74, $0, $1,142,491 and $1,117,955, respectively)	$74,637,150	$67,936,995	$93,984,183	$78,589,045

	Small Cap Value Fund
	Year Ended	Year Ended
	12/31/14	12/31/13
OPERATIONS:
Net investment income (loss)	$429,232	$(207,768)
Net realized gain on investments	17,393,182	36,804,487
Net increase in unrealized appreciation/depreciation on investments	12,733,881	291,077,367

Net Increase in Net Assets Resulting From Operations	30,556,295	327,674,086

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.02 and $0.00 per share, respectively)	(432,809)	—
From realized gains on investments ($1.48 and $3.53 per share, respectively)	(27,799,849)	(54,312,844)

Total Distributions	(28,232,658)	(54,312,844)

CAPITAL SHARE TRANSACTIONS[1]	249,929,146	58,173,210

REDEMPTION FEES	111,763	69,967

Total Increase in Net Assets	252,364,546	331,604,419
NET ASSETS:
Beginning of year	1,161,329,024	829,724,605

End of year	$1,413,693,570	$1,161,329,024

[1]	A summary of capital share transactions is on the following page.

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Mid Cap Value Fund
	Year Ended 12/31/14		Year Ended 12/31/13
	Shares	Value	Shares	Value
Shares issued	698,557	$38,128,201	29,311	$1,268,747
Shares reinvested from net investment income distributions	451	24,927	—	—

	699,008	38,153,128	29,311	1,268,747
Shares redeemed	(670,088)	(36,895,820)	(119,995)	(5,220,393)

Net Increase (Decrease)	28,920	$1,257,308	(90,684)	$(3,951,646)

	Real Estate Fund
	Year Ended 12/31/14		Year Ended 12/31/13
	Shares	Value	Shares	Value
Shares issued	96,164	$3,335,380	153,461	$5,030,038
Shares reinvested from net investment income and capital gains distributions	140,602	5,043,300	59,827	1,787,365

	236,766	8,378,680	213,288	6,817,403
Shares redeemed	(289,564)	(9,535,658)	(385,689)	(12,186,355)

Net Decrease	(52,798)	$(1,156,978)	(172,401)	$(5,368,952)

	Small Cap Value Fund
	Year Ended 12/31/14		Year Ended 12/31/13
	Shares	Value	Shares	Value
Shares issued	5,734,660	$436,608,836	3,106,040	$203,246,571
Shares reinvested from net investment income and capital gains distributions	292,991	21,444,005	714,665	49,183,280

	6,027,651	458,052,841	3,820,705	252,429,851
Shares redeemed	(2,779,146)	(208,123,695)	(2,962,293)	(194,256,641)

Net Increase	3,248,505	$249,929,146	858,412	$58,173,210

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Mid Cap Value Fund, Inc. (“Mid Cap Value Fund”), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small Cap Value Fund (“Small Cap Value Fund”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Mid Cap Value Fund is to seek long-term growth of capital, with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is to seek total return through investment in real estate securities.

The objective of Small Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Advisor, subject to the oversight of the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1-Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2-Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3-Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014

The summary of inputs used to value each Fund’s investments as of December 31, 2014 is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Level 1 - Quoted prices *	$74,857,514	$93,537,171	$1,415,957,622
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$74,857,514	$93,537,171	$1,415,957,622

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2014, the Funds did not recognize any transfers to/from Level 1, 2 or 3.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2014, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014

H. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Accordingly, a portion of the Funds’ distributions may be designated as a return of capital.

I. Redemption/Exchange Fee – The Funds may impose a redemption or exchange fee of 1.50% on shares that are redeemed or exchanged within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption or exchange. The redemption or exchange fee is deducted from the proceeds otherwise payable to the redeeming or exchanging shareholder. The redemption or exchange fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption or exchange fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the year ended December 31, 2014, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Mid Cap Value Fund – $652,605; Real Estate Fund – $532,385; Small Cap Value Fund – $11,645,962. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers, directors or employees of the Advisor receive no direct compensation from the Funds for services to them. Each Director who is not an officer, director or employee of the Advisor receives $4,000 for each meeting attended and an annual retainer of $10,000.

The Bank of New York Mellon serves as the Funds’ custodian. Foreside Funds Distributors LLC serves as the Funds’ principal underwriter for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Cost of purchases	$45,914,565	$11,631,070	$352,677,893
Proceeds of sales	$44,870,730	$18,687,421	$137,097,465

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2014 and 2013 were as follows:

	Mid Cap Value Fund		Real Estate Fund		Small Cap Value Fund
	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$30,101	$—	$1,517,996	$425,119	$432,809	$—
Long-term capital gain	—	—	4,671,939	1,742,246	27,799,849	54,312,844

Total Distributions	$30,101	$—	$6,189,935	$2,167,365	$28,232,658	$54,312,844

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Undistributed net investment income	$74	$1,146,963	$—
Undistributed realized capital gains	—	1,257,959	—
Capital loss carryforward	(484,746)	—	—
Deferred qualified late-year losses	(512,876)	—	(10,905,802)
Unrealized appreciation (depreciation)	15,827,834	31,375,714	552,082,299

Total Accumulated Earnings	$14,830,286	$33,780,636	$541,176,497

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the deferral of losses on wash sales.

During the year ended December 31, 2014, the Mid Cap Value Fund utilized capital loss carry forwards in the amount of $10,779,543.

As of December 31, 2014, Mid Cap Value Fund had pre-enactment net capital loss carryforwards for federal income tax purposes in the amount of $484,746 which is available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2018. Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

Any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Mid Cap Value Fund had deferred short-term qualified late-year capital losses of $512,876 and the Small Cap Value Fund had deferred short-term qualified late-year capital losses of $470,227 and deferred long-term qualified late-year capital losses of $10,435,575 for the year ending December 31, 2014. The Real Estate Fund had no deferred qualified late-year losses for the year ending December 31, 2014.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2014, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Decrease paid-in capital	$—	$—	$(3,625)
Increase (Decrease) undistributed net investment income	$—	$—	$3,577
Increase accumulated net realized gain (loss)	$—	$—	$48

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements except for the following:

The parent company of the Funds’ Advisor, Susquehanna Bancshares, Inc., has entered into an Agreement to be acquired by BB&T Corporation. Consummation of the transaction is subject to regulatory and shareholder approval and other customary closing conditions. The completion of this acquisition, possibly as early as the second calendar quarter of 2015, would result in a change of control of the Funds’ Advisor and assignment of the Funds’ Investment Advisory Agreements with the Advisor.

FINANCIAL HIGHLIGHTS

Stratton Mid Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$51.63	$37.47	$32.65	$37.20	$33.13

Income From Investment Operations
Net investment income (loss)	0.02 [1]	(0.01)[1]	0.19 [1]	0.13 [1]	0.11 [1]
Net gains (losses) on securities (both realized and unrealized)	3.85	14.17	4.84	(4.53)	4.07

Total From Investment Operations	3.87	14.16	5.03	(4.40)	4.18

Less Distributions
Dividends (from net investment income)	(0.02)	—	(0.21)	(0.15)	(0.11)

Total Distributions	(0.02)	—	(0.21)	(0.15)	(0.11)

Redemption Fees	0.02	— [2]	— [2]	— [2]	— [2]

Net Asset Value, End of Year	$55.50	$51.63	$37.47	$32.65	$37.20

Total Return	7.54%	37.79%	15.40%	(11.84%)	12.64%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$74,637	$67,937	$52,697	$52,374	$70,826
Ratio of expenses to average net assets	1.05%	1.16%	1.21%	1.18%	1.14%
Ratio of net investment income (loss) to average net assets	0.03%	(0.02%)	0.54%	0.36%	0.34%
Portfolio turnover rate	55.45%	24.21%	63.11%	33.56%	30.74%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$29.86	$29.98	$26.98	$26.49	$21.87

Income From Investment Operations
Net investment income	0.62 [1]	0.49 [1]	0.44 [1]	0.41 [1]	0.46 [1]
Net gains on securities (both realized and unrealized)	8.47	0.21	4.50	0.99	4.46

Total From Investment Operations	9.09	0.70	4.94	1.40	4.92

Less Distributions
Dividends (from net investment income)	(0.62)	(0.15)	(0.38)	(0.60)	(0.30)
Distributions (from capital gains)	(1.89)	(0.67)	(1.56)	(0.31)	—

Total Distributions	(2.51)	(0.82)	(1.94)	(0.91)	(0.30)

Redemption Fees	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value, End of Year	$36.44	$29.86	$29.98	$26.98	$26.49

Total Return	30.69%	2.35%	18.61%	5.35%	22.60%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$93,984	$78,589	$84,081	$78,321	$78,189
Ratio of expenses to average net assets	0.96%	0.97%	1.01%	1.03%	1.04%
Ratio of net investment income to average net assets	1.81%	1.55%	1.47%	1.53%	1.92%
Portfolio turnover rate	14.20%	17.75%	27.62%	14.66%	7.16%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$73.31	$55.38	$49.79	$49.62	$40.37

Income From Investment Operations
Net investment income (loss)	0.02 [1]	(0.01)[1]	0.07 [1]	(0.06)[1]	(0.04)[1]
Net gains on securities (both realized and unrealized)	2.21	21.47	7.39	0.23	9.29

Total From Investment Operations	2.23	21.46	7.46	0.17	9.25

Less Distributions
Dividends (from net investment income)	(0.02)	—	(0.08)	—	—
Distributions (from capital gains)	(1.48)	(3.53)	(1.79)	—	—

Total Distributions	(1.50)	(3.53)	(1.87)	—	—

Redemption Fees	0.01	— [2]	— [2]	— [2]	— [2]

Net Asset Value, End of Year	$74.05	$73.31	$55.38	$49.79	$49.62

Total Return	3.09%	39.24%	15.10%	0.34%	22.91%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,413,694	$1,161,329	$829,725	$771,646	$855,494
Ratio of expenses to average net assets	1.11%	1.15%	1.19%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets	0.03%	(0.02%)	0.12%	(0.11%)	(0.10%)
Portfolio turnover rate	11.15%	9.18%	11.02%	15.58%	6.47%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Mutual Funds which consist of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 18, 2015

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (collectively, the “Companies”), is set forth below. The Statement of Additional Information includes additional information about the Companies’ Directors and is available without charge, upon request, by calling 1-800-472-4266. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Companies is c/o Stratton Management Co., 150 South Warner Road, Suite 460, King of Prussia, PA 19406.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director/Officer During Past 5 Years

INDEPENDENT DIRECTORS*

Brian G. Peirce (56) Director	Since 2010	Mr. Peirce is President and CEO of Peirce-Phelps, Inc., a leading distributor of solid surface materials, and HVAC equipment, parts and supplies.	Three	None

Lois Rothenberger (64) Director	Since 2008	Ms. Rothenberger is retired. Prior she was Vice President of Finance and CFO of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (67) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

Joel H. Wilson (66) Director	Since 2005	Mr. Wilson is Co-Owner and Principal of Kennedy Tool & Die, Inc., a manufacturer of molds for the plastics industry.	Three	None

Harold L. Zuber, Jr. (65) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director/Officer During Past 5 Years

INTERESTED DIRECTORS**

Gerald M. Van Horn, CFA[3] (41) Chairman, Chief Executive Officer and Director, President of The Stratton Funds, Inc.	Since 2013	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	Three	None

Bernard A. Francis, Jr.[3] (64) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; Chairman of the Board and a Director of Semper Trust Co.; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

Shawn M. Gallagher, CFA (34) President of Stratton Mid Cap Value Fund, Inc.	Since 2012	Mr. Gallagher is Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Andrew T. DiZio, CFA (34) President of Stratton Real Estate Fund, Inc.	Since 2012	Mr. DiZio is Vice President of the investment advisor, Stratton Management Company. Prior to joining the advisor, he was Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director/Officer During Past 5 Years

OFFICERS WHO ARE NOT DIRECTORS, continued

Lynne M. Cannon (59) Chief Compliance Officer and Chief Financial Officer	Since 2010	Ms. Cannon is the Chief Compliance Officer and Chief Operating Officer of the investment advisor, Stratton Management Company. Prior, she was Vice President of BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Michelle A.Whalen (45) Assistant Vice President	Since 2011	Ms. Whalen is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (61) Secretary and Treasurer	Mid Cap Value Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Companies as defined by the 1940 Act, as amended.

**	Directors who are “interested persons” of the Companies as defined by the 1940 Act, as amended.

[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	The “Fund Complex” consists of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.

[3]	Mr. Van Horn is an “interested person” of the Companies by reason of his positions with the advisor. Mr. Francis is an “interested person” of the Companies by reason of his positions with Susquehanna Bancshares Inc., the parent company of the advisor.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Mid Cap Value Fund

			Expenses Paid
	Beginning	Ending	During Six Month
	Account Value	Account Value	Period Ending
	7/1/14	12/31/14	12/31/14*
Actual	$1,000.00	$1,000.80	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Fund

			Expenses Paid
	Beginning	Ending	During Six Month
	Account Value	Account Value	Period Ending
	7/1/14	12/31/14	12/31/14*
Actual	$1,000.00	$1,115.90	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund

			Expenses Paid
	Beginning	Ending	During Six Month
	Account Value	Account Value	Period Ending
	7/1/14	12/31/14	12/31/14*
Actual	$1,000.00	$ 965.00	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

(unaudited)

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-472-4266 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily net asset values (“NAV”) can be found on our website at www.strattonfunds.com. Ticker symbols for Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption/Exchange Fees

The Funds may assess a redemption or exchange fee of 1.50% of the total redemption or exchange proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption or exchange fee applies, the shares that have been held the longest will be redeemed or exchanged first. The Funds, in their discretion, are authorized to waive the redemption or exchange fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Funds have made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to their shareholders and, accordingly, a portion of each Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Funds may not be available until March. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis; however, it may declare and pay dividends more frequently. The Mid Cap Value and Small Cap Value Funds may declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased in non-retirement accounts through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

(unaudited)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-472-4266, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-472-4266, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their accounts on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account-related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account-related request.

DIVIDEND NOTICES (unaudited)

December 31, 2014

All percentages are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend
Income Qualifying for the 70%
Corporate Dividend and the
maximum 15% Tax Rate on
Qualified Dividends for Non-
Corporate Taxpayers Received
Deduction
Stratton Mid Cap Value Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	1.89%
Stratton Small Cap Value Fund	100.00%

Percentage of Ordinary Dividend
Income Qualifying for the
Dividend Received Deduction
for Corporate Taxpayers
Stratton Mid Cap Value Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	1.89%
Stratton Small Cap Value Fund	100.00%

Percentage of Net Income
Distributions paid representing
the amount of Qualifying
Interest Income as created by
The American Jobs Creation
Act of 2004
Stratton Mid Cap Value Fund, Inc.	0.05%
Stratton Real Estate Fund, Inc.	0.03%
Stratton Small Cap Value Fund	0.05%

Percentage of Short-Term
Capital Gain Distributions paid
representing the amount of
Qualifying Short-Term
Capital Gain as created by
The American Jobs Creation
Act of 2004
Stratton Mid Cap Value Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small Cap Value Fund	0.00%

DIRECTORS

Gerald M. Van Horn, CFA, Chairman
Bernard A. Francis, Jr.
Brian G. Peirce
Lois Rothenberger
Frank Thomas
Joel H. Wilson
Harold L. Zuber, Jr.

OFFICERS

Shawn M. Gallagher, CFA
President
Stratton Mid Cap Value Fund

Andrew T. DiZio, CFA
President
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small Cap Value Fund

Lynne M. Cannon
Chief Compliance Officer &
Chief Financial Officer

Michelle A. Whalen
Assistant Vice President

Patricia L. Sloan
Secretary & Treasurer

INVESTMENT ADVISOR

CUSTODIAN BANK

The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT & DIVIDEND PAYING AGENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Stratton
MUTUAL FUNDS

Visit Stratton Mutual Funds at www.strattonfunds.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Harold L. Zuber, Jr. is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,100 in 2013 and $34,100 in 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,000 in 2013 and $1,000 in 2014. This represents the review of the semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 in 2013 and $3,100 in 2014. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013 and $0 in 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	0%

(d)	Not applicable.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2013 and $0 in 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stratton Real Estate Fund, Inc.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	February 27, 2015

By (Signature and Title)*	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer
(principal financial officer)

Date	March 2, 2015

*	Print the name and title of each signing officer under his or her signature.